                                                                    EXHIBIT 10.8

                           FIRST AMENDMENT OF LEASE
                           ------------------------

     The Parties agree to the following effective as of the date of this instrument:

SECTION I.    THE PARTIES.
---------     -----------

        1.1 CAMBRIDGE ONE COMMERCIAL PLAZA, LLC, a Connecticut limited liability company with a place of business in care of Cambridge Realty Partners, LLC, 280 Trumbull Street, Hartford, Connecticut 06103, is hereinafter referred to as "LANDLORD".

        1.2 FIRST NATIONAL BANK OF NEW ENGLAND, a national banking association with a place of business at One Commercial Plaza, Hartford, Connecticut 06103, is hereinafter referred to as "TENANT".

SECTION II.   THE LEASE.
----------    ---------

     Landlord and Tenant entered into a Lease Agreement dated as of June 1, 1997, for premises in the building known as One Commercial Plaza and located at 280 Trumbull Street, Hartford, Connecticut. The Lease Agreement is referred to herein as the "LEASE". All terms defined in the Lease shall have the same meaning in this instrument unless redefined in this instrument.

SECTION III.  AMENDMENTS TO THE LEASE.
-----------   -----------------------

        3.1   AMENDMENT TO SECTION 1.2 OF THE LEASE.
              -------------------------------------

        The following is hereby added to Section 1.2 of the Lease at the end thereof:

                In addition, from and after the Expansion C Commencement Date (defined below), the Premises shall also include the premises set forth below:

              Expansion Space C 14,813 rentable square feet on the third floor.

           The foregoing corresponds to the hatched area shown on Exhibit B-7
                                                                  -----------
           attached hereto and hereby made a part of this Lease. Such space is hereinafter referred to as "Expansion Space C".

Exhibit B-7 attached to this Amendment is hereby incorporated into and made part
-----------
of the Lease.

        3.2   AMENDMENT TO SECTION 2.2 OF THE LEASE.
              -------------------------------------

        The following is hereby added to Section 2.2 of the Lease at the end thereof:

               Landlord hereby leases to Tenant, and Tenant accepts from Landlord, Expansion Space C effective on the Expansion Space C Commencement Date, as such term is hereinafter defined.

               With respect to Expansion Space C, Tenant may give Landlord written notice at any time prior to October 15, 1999, that it has elected to add Expansion Space C to the Premises effective on any date prior to November 1, 1999, but not sooner than fifteen (15) days after such notice. Effective on the date specified in such notice, Expansion Space C shall be added to the Premises and considered part thereof. If Tenant does not give such notice specifying a date prior to November 1, 1999, then automatically effective on November 1, 1999 (the earlier of the date so specified or November 1, 1999, the "EXPANSION SPACE C COMMENCEMENT DATE"), without notice or writing of any kind, Expansion Space C shall be added to the Premises and considered part thereof. Upon the earlier of (i) November 1, 1999, or (ii) the date that is sixty (60) days after the Expansion Space C Commencement Date, the Base Rent shall increase by the amount of Base Rent attributable to Expansion Space C specified in Article 3 hereof, and additional rent shall increase to reflect the increase in Tenant[_]s Share attributable to Expansion Space C as specified in Article 4 hereof. Notwithstanding anything to the contrary herein, however, the parties acknowledge and agree that (i) [_]Base Operating Expenses[_] in respect of Expansion Space C shall mean and refer to Operating Expenses for calendar year 1998, (ii) "Base Taxes" in respect of Expansion Space C shall mean and refer to Taxes payable by Landlord with respect to the Property for the 1998 tax year, and (iii) "Base Electric Expenses" in respect of Expansion Space C shall mean and refer to Electric Expenses for calendar year 1998.

     3.3  AMENDMENT TO SECTION 3.2 OF THE LEASE.
          -------------------------------------

     The following is hereby added to Section 3.2 of the Lease at the end thereof:

               Upon the earlier of (i) November 1, 1999, or (ii) the date that is sixty (60) days after the Expansion Space C Commencement Date, the annual Base Rent shall increase by Two Hundred Eighty-one Thousand Four Hundred Forty-seven and 50/100 Dollars ($281,447.00), and each monthly installment of Base Rent shall increase by Twenty-three Thousand Four Hundred Fifty-three and 92/100 Dollars ($23,453.92).

     3.4  AMENDMENT TO SECTION 4.3 OF THE LEASE.
          -------------------------------------

     The following is hereby added to Section 4.3 of the Lease at the end thereof:

               Upon the earlier of (i) November 1, 1999, or (ii) the date that is sixty (60) days after the Expansion Space C Commencement Date, Tenant[_]s Share shall increase by 2.199 percent, and each monthly installment of additional rent shall increase accordingly.

     3.5     AMENDMENT TO SECTION 6.1 OF THE LEASE.
             -------------------------------------

     The following is hereby added to Section 6.1 of the Lease at the end thereof:

                Tenant has inspected Expansion Space C and accepts it in its "as is" condition. Landlord and Tenant shall sign a Work Letter Agreement in the form attached hereto as Exhibit D-1 (the "EXPANSION
                                         -----------
          SPACE C WORK LETTER"). Tenant shall perform Tenant's Work, as defined in the Expansion Space C Work Letter, in accordance with the terms of the Expansion Space C Work Letter and the terms of this Section 6 of the Lease.

Exhibit D-1 attached to this Amendment is hereby incorporated into and made part
-----------
of the Lease.

     3.6     AMENDMENT TO SECTION 24 OF THE LEASE.
             ------------------------------------

     Section 24 of the Lease is hereby amended to delete the address of the Landlord to which notices shall be sent and to substitute the following therefor:

               Cambridge One Commercial Plaza, LLC
               c/o Cambridge Realty Partners, LLC
               280 Trumbull Street
               Hartford, CT 06103
               Attention: Mark R. Stone

SECTION VI.  BROKERS.
----------   -------

     Each party covenants, warrants and represents that it has not dealt with any real estate broker or salesman in the finding, negotiation or execution of this instrument. Each party agrees to indemnify and hold the other party harmless against any and all claims for any brokerage commissions and/or any finder's fee and all costs, expenses and liabilities in connection therewith, including without limitation, attorneys' fees, court costs and expenses, arising out of any dealings or negotiations the indemnifying party had with any broker and/or finder in the finding, negotiation or execution of this instrument.

SECTION V.   GENERAL CLAUSES.
---------    ---------------

       5.1 Except as modified by this instrument, Landlord and Tenant ratify and confirm the terms of this Lease.

       5.2 Terms defined in the Lease shall have the same meaning in this instrument as in the Lease unless redefined in this instrument.

       5.3 The Lease and this instrument are binding on Landlord and Tenant and their respective heirs, successors and assigns.

       5.4 Tenant's obligation to pay amounts due and owing prior to termination or expiration of the Lease shall survive such termination or expiration.

     5.5 The word "includes" means "includes without limitation". The word "include" means "include without limitation". The word "any" means "any and all". The word "until" means "unless and until".


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of November 30, 1998.



Witnessed by:            LANDLORD:

                         CAMBRIDGE ONE COMMERCIAL PLAZA, LLC

                            By: One Commercial Management, LLC,
                                Its Managing Member

                                By: Levstone Commercial Management Corp.,
                                      Its Managing Member

----------------------          By: /s/ Mark R. Stone
                                   --------------------------------
----------------------                Name: Mark R. Stone
                                      Title: Vice President


                         TENANT:
                         FIRST NATIONAL BANK OF NEW ENGLAND


                                By: /s/ Leslie Galbraith
----------------------             -------------------------------
                                   Name: Leslie Galbraith
----------------------             Title: Executive Vice President

                                  EXHIBIT B-7

                               EXPANSION SPACE C

                                 EXHIBIT  D-1
                                 ------------

                    EXPANSION SPACE C WORK LETTER AGREEMENT

     This Expansion Space C Work Letter Agreement (the "WORK LETTER") is entered into by CAMBRIDGE ONE COMMERCIAL PLAZA, LLC, a Connecticut limited liability company with a place of business in care of Cambridge Realty Partners, LLC, 280 Trumbull Street, Hartford, Connecticut 06103 (hereinafter referred to as "LANDLORD"), and FIRST NATIONAL BANK OF NEW ENGLAND, a national banking association with a place of business at One Commercial Plaza, Hartford, Connecticut 06103 (hereinafter referred to as "TENANT") in connection with a certain First Amendment to Lease dated as of November ___, 1998, with respect to space at the building sometimes known as One Commercial Plaza and located at 280 Trumbull, Hartford Connecticut (the "LEASE").


     Landlord and Tenant agree as follows:

        1.  Plans.  All design and architectural services and mechanical plans
            -----
required for work in the Premises shall be prepared by Tenant at Tenant's sole cost and expense and shall be subject to Landlord's prior review and approval, which approval shall not be unreasonably withheld or delayed. Tenant acknowledges that approvals withheld or delayed because of action or inaction of any mortgagee are reasonably withheld or delayed.

        2.  Tenant's Work. Tenant accepts Expansion Space C in "as is"
            -------------
condition.

            2.01 Tenant shall, prior to doing any construction work in Expansion Space C, submit to Landlord for Landlord's review and approval final and complete dimensional and detailed plans and drawings of partition layouts, including openings, ceiling and lighting layouts, and any and all other information as may be necessary to complete Expansion Space C, with a completion schedule for the same (all such plans are hereinafter referred to as "TENANT'S PLANS"), which Tenant's Plans shall be prepared at Tenant's sole cost and expense. Tenant shall provide to Landlord and any Superior Mortgagee, as defined in the Lease, a certificate that the work contemplated by Tenant[_]s Plans complies with all laws, permits, and governmental approvals.

            2.02 Following Landlord's approval of Tenant's Plans, but not earlier than the Expansion C Commencement Date, Tenant shall proceed to improve and equip Expansion Space C in accordance with Tenant's Plans ("TENANT'S WORK").

            2.03 As a contribution toward the cost of improving and equipping Expansion Space C in accordance with Tenant's Plans, Landlord agrees, subject to the conditions set forth in this Section 2.03, to pay Tenant, at the time and in the manner hereinafter specified, an amount equal to the lesser of (i) $177,756.00 ($12.00 per rentable square foot) or (ii) the amount of the total actual costs incurred by Tenant for the labor and materials furnished or supplied by or on behalf of Tenant in completing Tenant's Work as shown on the final version of Tenant's Plans. Landlord's obligation to pay such amount for Expansion Space C is subject to the requirement that each of the following conditions, circumstances, or events shall first exist or occur:

            (i) Tenant shall have completed, or caused the completion of, all of Tenant's Work;

            (ii) a certificate of occupancy for the Expansion Space C shall have been issued by the appropriate governmental official and a copy thereof shall be delivered to Landlord by Tenant;

            (iii) the Lease shall be in full force and effect;

            (iv) Tenant shall be occupying the Expansion Space C under the Lease, without default thereunder;

            (v) Tenant shall have delivered to Landlord "as built" plans of Expansion Space C, certified by a registered architect or engineer to be substantially correct;

            (vi) Tenant shall have delivered to Landlord full and complete lien waivers of all persons or entities having lien rights with respect to Expansion Space C by reason of all labor and materials furnished or supplied in connection with Tenant's Work; and

            (vii) Tenant shall have delivered to Landlord and the City of
                  Hartford, Department of Licenses and Inspections ("L&I"), a certified statement of actual costs as required by the Municipal Code of the City of Hartford then in effect, indicating that Tenant's Work has been duly performed and completed, setting forth the total actual costs for all labor and materials furnished or supplied to Tenant in connection with Tenant's Work, which statement shall be accompanied by evidence of all expenditures for labor and materials furnished or supplied to Tenant, including, but not limited to, receipted bills, cancelled checks, and any other items Landlord may request, together with a statement from L&I that it has accepted and approved the statement of actual costs submitted to it.

To the extent feasible under the terms of Landlord[_]s financing facility, Landlord shall make reasonable efforts to pay the aforesaid amount to Tenant in cash promptly, but in no event later than thirty (30) days after Tenant shall have satisfied all of the above conditions. To the extent not so feasible, Landlord may issue to Tenant a credit against Base Rent during the two (2) months of the Lease term which immediately follow the month in which Tenant has satisfied all of the conditions set forth above, with any balance paid in cash within such 30-day period.

       3.   Tenant's Expense. Any materials or work described in the final
            ----------------
version of Tenant's Plans is included in Tenant's Work. Tenant's Work shall be performed and completed at Tenant's sole cost and expense, subject only to the contribution provided for in Section 2.03.

        4.  Special Work.
            ------------

          (a) If upon receiving the final version of Tenant's Plans or any changes of final version of Tenant's Plans, it is Landlord's reasonable opinion that the work called for in Tenant's Plans includes Special Work (as such term is hereinafter defined), Landlord shall promptly notify Tenant thereof. Tenant shall revise Tenant's Plans to eliminate the need for such Special Work.

          (b) The term "SPECIAL WORK" shall mean (i) work that would require changes to the Building or (ii) work that would require Landlord to expend funds to prepare the Premises for the performance of Tenant's Work.

       5.   Use of Landlord's Services and Equipment. In the event Tenant, its
            ----------------------------------------
servants, agents and independent contractors shall utilize any services of Landlord's personnel or shall utilize any equipment, machinery or other items which are the property of Landlord, in connection with Tenant's improvements to, or alterations of the Premises, Tenant shall pay Landlord for such services or equipment and machinery use, an amount equal to the market value of such services of equipment and machinery use.

       6.   Right of Set-Off. In the event Tenant shall be or become indebted
            ----------------
to Landlord pursuant to the provisions of this Work Letter, Landlord may deduct and set-off the amount of such indebtedness against the sum due Tenant pursuant to Section 2.03 of this Exhibit D-1. Any sum due Landlord from Tenant under the provisions of this Exhibit D-1 in excess of the sum due Tenant from Landlord pursuant to Section 2.03 of this Exhibit D-1, shall be deemed additional rent and shall be due and payable by Tenant with the first monthly installment of Base Rent coming due under the Lease after Tenant has satisfied all of the conditions set forth in Section 2.03 above (or in the exercise of reasonable diligence should have satisfied the same).

       In witness whereof the parties have executed this Work Letter Agreement as of November 30, 1998.

Witnessed by:            LANDLORD:

                         CAMBRIDGE ONE COMMERCIAL PLAZA, LLC

                            By: One Commercial Management, LLC
                                Its Managing Member

_________________              By:  Levstone Commercial Management Corp.
                                    Its Manager

_________________                   By: /s/ Mark R. Stone
                                       ----------------------------

                                      Its   Vice President


                         TENANT:

_________________        FIRST NATIONAL BANK OF NEW ENGLAND


_________________        By:   /s/ Leslie Galbraith
                              -------------------------------------
                            Its  Executive Vice President

                                      -3-